Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of KMG Chemicals, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 31, 2007, I, John V. Sobchak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 17, 2007	/s/ John V. Sobchak
John V. Sobchak
Chief Financial Officer